Accounts Receivable, Net	12 Months Ended
Mar. 31, 2025
Accounts Receivable, Net [Abstract]
Accounts Receivable, net

3. Accounts Receivable, net

Our accounts receivable balance primarily includes balances from construction customers. The allowance for credit losses is our best estimate of the amount of probable credit losses in our existing accounts receivable. We determine the allowance for credit losses based primarily on current trends and estimates. The Company provided for a percentage of trade receivable balance based on collection history and current economic trends that the Company expects will impact the level of credit losses over the life of the receivables. These reserves are re-evaluated on a regular basis and adjusted as needed. Once a receivable is deemed to be uncollectable, such balance is charged against the provision.

Accounts receivable, net consisted of the following at March 31:

	2025	2024
Accounts receivable (note a)	$10,336,230	$3,932,281
Less: allowance for credit losses (note b)	(303,925)	(116,567)
Accounts receivable, net	$10,032,305	$3,815,714

Activity in the allowance for credit losses consists of the following for the years ended March 31:

	2025	2024
Balance at beginning of the year	$116,567	$55,649
Net provision for allowance for credit losses	303,362	104,045
Recoveries	(116,972)	(43,325)
Exchange difference	968	198
Balance at end of the year	$303,925	$116,567

Note:

(a)	Net accounts receivable from joint ventures was approximately US$1,363,517 and US$1,493,591 as of March 31, 2025 and 2024, respectively.

(b)	Allowance for credit losses recognized for accounts receivable from joint ventures was approximately US$190,322 and US$51,312 as of March 31, 2025 and 2024, respectively.

As of March 31, 2025 and 2024, accounts receivable, net amounted to US$1,586,814 and US$1,530,806 were past due for more than 90 days, respectively.